
                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                            _______________________

                                   FORM 8-K

                                CURRENT REPORT

                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


                            _______________________


                       Date of Report: October 27, 1994
               Date of Earliest Event Reported: October 24, 1994


                                   MBIA Inc.
                  ------------------------------------------
            (Exact name of registrant as specified in its charter)

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



         Connecticut              1-9583             06-1185706
- ------------------------------  -----------      ------------------
(State or other jurisdiction    (Commission      (I.R.S. Employer
      of organization)          File Number)     Identification No.)

       113 King Street Armonk, New York             10504
       --------------------------------          ----------
     (Address of principal executive offices)    (Zip Code)




                                (914) 273-4545
                                --------------
                        (Registrant's telephone number,
                             including area code)


                                Not Applicable
                        -------------------------------
                        (Former name or former address,
                         if changed since last report)

  Item 5.  Other Events
           ------------

            On October 24, 1994 MBIA Inc. (the "Company") entered into an Amendment to Rights Agreement (the "Amendment"), which amended the Rights Agreement, dated as of December 12, 1991, (the "Rights Agreement"), between the Company and Mellon Bank, N.A., as Rights Agent. The Amendment provides for certain technical revisions to the Rights Agreement. The Rights Agreement, as so amended, provides that in the event that any person who would otherwise be an "Acquiring Person" (that is, any person that is the beneficial owner, as defined in the Rights Agreement, of 10% or more of the outstanding Common Shares (as defined in the Rights Agreement)), has become such inadvertently (including, without limitation, because (i) such person was
                                                         -
  unaware that it beneficially owned 10% or more of the Common Shares or (ii)
                                                                          --
  such person was aware of the extent of such beneficial ownership but such person acquired beneficial ownership of such Common Shares without the intention to change or influence the control of the Company and without actual knowledge of the consequences of such beneficial ownership under the Rights Agreement), as determined in good faith by the Company's Board of Directors, and such person, as promptly as practicable, divests itself of a sufficient number of Common Shares to bring its ownership below the 10% threshold, such person will not be, or will not have been, deemed to be an Acquiring Person.

            The Amendment further modifies the definition of Shares Acquisition Date to mean the first date of public announcement by the Company that an Acquiring Person has become such. The Amendment also provides that the Company's Board of Directors may (a) redeem the Rights (as defined in the
                                    -
  Rights Agreement) at any time prior to the earlier of (i) ten business days
                                                         -
  following the Shares Acquisition Date or (ii) December 12, 2001 and (b) amend
                                            --                         -
  the Rights Agreement at any time prior to the Shares Acquisition Date.

            The Amendment also makes certain conforming changes to the provisions described above.

            The foregoing description of the Amendment is qualified in its entirety by reference to the full text of the Amendment, which is attached hereto as Exhibit 1 and is incorporated herein by reference.

  Item 7.  Exhibits
           --------

            1 Amendment to Rights Agreement, dated as of October 24, 1994, between MBIA Inc. and Mellon Bank, N.A., as Rights Agent.

            2  Summary of Rights to Purchase Preferred Shares.

                                   SIGNATURE


            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, who is duly authorized.


                                              MBIA INC.

                                                  /s/ Louis G. Lenzi
  Dated:  October 25, 1994                    By:___________________________
                                              Name: Louis G. Lenzi

                                              Title: Secretary

                                 Exhibit Index
                                 -------------

  Exhibit No.    Description               Page
  -----------    -----------               ----
  1              Amendment to Rights
                 Agreement, dated as
                 of October 24, 1994,
                 between MBIA Inc. and
                 Mellon Bank, N.A., as
                 Rights Agent

  2              Summary of Rights to
                 Purchase Preferred
                 Shares.
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                                  Page 5 of 5